Please file this Supplement with your records


             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                    SECURITY CAPITAL U.S. REAL ESTATE SHARES
                  SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES



                        Supplement dated January 2, 2001
                                       To
     Prospectus and Statement of Additional Information dated April 28, 2000



         Effective January 2, 2001, Macquarie Capital Partners LLC ("MCP") will succeed to the business of Security Capital Markets Group Incorporated, including serving as distributor for Security Capital U.S. Real Estate Shares and Security Capital European Real Estate Shares (each, a "Fund"). MCP will be owned, in part, by Security Capital Group Incorporated and will have the same management as Security Capital Markets Group Incorporated.

         There will be no change in your ability to invest in or redeem shares of either Fund. You may still obtain information by calling 1-888-SECURITY (toll free).


                 The date of this Supplement is January 2, 2001